Exhibit 99.1

JOHNSON & JOHNSON REPORTS 2021 THIRD-QUARTER RESULTS:
•Total sales growth of 10.7% to $23.3 Billion with operational growth of 9.9%* and adjusted operational growth of 10.6%*

•Earnings per share of $1.37 increasing 3.0% and adjusted earnings per share of $2.60 increasing 18.2%*

•Company increasing 2021 Full-Year Guidance

New Brunswick, N.J. (October 19, 2021) – Johnson & Johnson (NYSE: JNJ) today announced results for third-quarter 2021. “Our third-quarter results demonstrate solid performance across Johnson & Johnson, driven by robust above-market results in Pharmaceuticals, ongoing recovery in Medical Devices, and strong growth in Consumer Health,” said Alex Gorsky, Chairman and Chief Executive Officer. “In the face of evolving marketplace dynamics resulting from the effects of COVID-19 and other global trends, we have continued to demonstrate the responsiveness and agility required to meet the needs of our stakeholders, while also successfully investing in a pipeline of innovation and key commercial platforms to drive our future growth. I am incredibly proud of our Company’s transformative growth over the last decade. As I prepare to transition the role of CEO to Joaquin Duato in January, I want to extend my deepest gratitude to our colleagues around the globe who work tirelessly to deliver solutions to address the world’s most urgent and unmet healthcare challenges.”

OVERALL FINANCIAL RESULTS:
1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
4 Excludes intangible amortization expense and special items

REGIONAL SALES RESULTS:

1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

SEGMENT SALES RESULTS:

1 Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2 Excludes the impact of translational currency
3 Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

Third Quarter 2021 SEGMENT COMMENTARY:

Consumer Health
Consumer Health worldwide operational sales, excluding the net impact of acquisitions and divestitures, increased 5.7%* primarily driven by over-the-counter (OTC) products. Major contributors to growth were TYLENOL and MOTRIN analgesics, upper respiratory products, and digestive health in OTC, and AVEENO in Skin Health / Beauty.

Pharmaceutical
Pharmaceutical worldwide operational sales, excluding the net impact of acquisitions and divestitures, grew 13.8%* driven by DARZALEX (daratumumab), for the treatment of multiple myeloma, STELARA (ustekinumab), a biologic for the treatment of a number of immune-mediated inflammatory diseases, TREMFYA (guselkumab), a biologic for the treatment of adults living with moderate to severe plaque psoriasis, and for adults with active psoriatic arthritis, ERLEADA (apalutamide), a next-generation androgen receptor inhibitor for the treatment of patients with prostate cancer, INVEGA SUSTENNA/XEPLION/INVEGA TRINZA/TREVICTA (paliperidone palmitate), long-acting, injectable atypical antipsychotics for the treatment of schizophrenia in adults, and OPSUMIT (macitentan) an oral endothelin receptor antagonist indicated for the treatment of pulmonary arterial hypertension to delay disease progression. Also contributing to growth was sales of the not-for-profit COVID-19 Vaccine (Ad26.COV2.S) for the treatment of the SARS-CoV-2 virus. This growth was partially offset by declines in U.S. sales of REMICADE (infliximab), a biologic approved for the treatment of a number of immune-mediated inflammatory diseases, and INVOKANA (canagliflozin) for the treatment of adults with type 2 diabetes.

Medical Devices
Medical Devices worldwide operational sales, excluding the net impact of acquisitions and divestitures, grew 7.6%*, driven by electrophysiology products in Interventional Solutions, wound closure products in General Surgery, surgical vision products and contact lenses in Vision, trauma, hips, and knees in Orthopaedics, and energy, endocutters, and biosurgicals in Advanced Surgery. Growth was partially offset by Spine, Sports & Other.

NOTABLE NEW ANNOUNCEMENTS IN THE QUARTER:
The information contained in this section should be read in conjunction with Johnson & Johnson’s other disclosures filed with the Securities and Exchange Commission, including its Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. The reader is also encouraged to review all other news releases available online in the Investors section of the Company’s website at news releases.

Regulatory Decisions	INVEGA HAFYERA (paliperidone palmitate) Receives FDA Approval For First and Only Twice-Yearly Treatment for Adults with Schizophrenia	(press release)
	XARELTO (rivaroxaban) Plus Aspirin Receives FDA Approval For Expanded Peripheral Artery Disease (PAD) Indication to Include Patients After Lower-Extremity Revascularization (LER)	(press release)
	UPTRAVI (selexipag) Receives FDA Approval For Intravenous Use in Adult Patients with Pulmonary Arterial Hypertension (PAH)	(press release)
Regulatory Submissions	Johnson & Johnson Announces Submission of Emergency Use Authorization Amendment to the U.S. FDA to Support Booster of its Single-Shot COVID-19 Vaccine [1]	(press release)
	Janssen Submits Application Seeking U.S. FDA Approval of STELARA (ustekinumab) for the Treatment of Pediatric Patients With Juvenile Psoriatic Arthritis [1]	(press release)
Other	Alex Gorsky to Transition Role of Chief Executive Officer of Johnson & Johnson to Joaquin Duato, Effective January 3, 2022	(press release)
	Dr. Paul Stoffels, Vice Chairman of the Executive Committee and Chief Scientific Officer of Johnson & Johnson to Retire, Effective December 31, 2021 [1]	(press release)
	Johnson & Johnson Announces Real-World Evidence and Phase 3 Data Confirming Strong and Long-Lasting Protection of Single-Shot COVID-19 Vaccine in the U.S.	(press release)
	Johnson & Johnson Issues Statement on Nationwide Opioid Settlement Agreement	(press release)
	DePuy Synthes Announces Introduction of the INHANCE Shoulder System, a First-to-Market, Fully Integrated Shoulder Arthroplasty System	(press release)
	Janssen Announces Start of Phase 3 Trial for Investigational Respiratory Syncytial Virus (RSV) Vaccine in Older Adults	(press release)
	Janssen Receives Positive CHMP Opinion for BYANNLI (six-monthly paliperidone palmitate) for the Maintenance Treatment of Schizophrenia in Adults	(press release)
	Ethicon Announces ECHELON CIRCULAR Powered Stapler Associated with Major Reduction in Serious Complications Following Colorectal Surgery	(press release)
	Johnson & Johnson Takes Steps to Equitably Resolve All Current and Future Talc Claims [1]	(press release)
Janssen Receives Positive CHMP Opinion for RYBREVANT (amivantamab) for the Treatment of Patients with Advanced Non-Small Cell Lung Cancer with EGFR Exon 20 Insertion Mutations After Failure of Platinum-Based Therapy [1]
(press release)
	Johnson & Johnson COVID-19 Vaccine Booster Shot Unanimously Recommended for Emergency Use Authorization by U.S. FDA Advisory Committee [1]	(press release)
1 Subsequent to the quarter

FULL-YEAR 2021 GUIDANCE:

Johnson & Johnson does not provide GAAP financial measures on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, acquisition-related expenses and purchase accounting fair value adjustments without unreasonable effort. These items are uncertain, depend on various factors, and could be material to Johnson & Johnson's results computed in accordance with GAAP.

($ in Billions, except EPS)	October 2021 (Base Business)	October 2021 (incl. COVID Vx)	July 2021 (Base Business)	July 2021 (incl. COVID Vx)
Adjusted Operational Sales[1,2] Change vs. Prior Year	9.9% - 10.5%	12.9% - 13.5%	9.5% - 10.5%	12.5% - 13.5%
Operational Sales[2] Change vs. Prior Year	$90.3B – 90.8B 9.4% – 10.0%	$92.8 - $93.3B 12.4% – 13.0%	$90.0B - $90.8B 9.0% – 10.0%	$92.5B - $93.3B 12.0% – 13.0%
Estimated Reported Sales[3] Change vs. Prior Year	$91.6B - $92.1B 10.9% – 11.5%	$94.1B - $94.6B 13.9% – 14.5%	$91.3B - $92.1B 10.5% – 11.5%	$93.8B - $94.6B 13.5% – 14.5%

Adjusted Operational EPS (Diluted)[2,4] Change vs. Prior Year		$9.65 - $9.70 20.2% - 20.8%		$9.50 - $9.60 18.4% - 19.6%
Adjusted EPS (Diluted)[3,4] Change vs. Prior Year		$9.77 - $9.82 21.7% - 22.3%		$9.60 - $9.70 19.6% - 20.8%

1 Non-GAAP financial measure; excludes the net impact of acquisitions and divestitures
2 Non-GAAP financial measure; excludes the impact of translational currency
3 Calculated using Euro Average Rate: July 2021 = $1.19 and October = $1.19 (Illustrative purposes only)
4 Non-GAAP financial measure; excludes intangible amortization expense and special items
Note: % may have been rounded

Other modeling considerations will be provided on the webcast.

WEBCAST INFORMATION:
Johnson & Johnson will conduct a conference call with investors to discuss this earnings release today at 8:30 a.m., Eastern Time. A simultaneous webcast of the call for investors and other interested parties may be accessed by visiting the Johnson & Johnson website. A replay and podcast will be available approximately two hours after the live webcast in the Investors section of the Company's website at events-and-presentations.

ABOUT JOHNSON & JOHNSON:
At Johnson & Johnson, we believe good health is the foundation of vibrant lives, thriving communities and forward progress. That’s why for more than 130 years, we have aimed to keep people well at every age and every stage of life. Today, as the world’s largest and most broadly-based health care company, we are committed to using our reach and size for good. We strive to improve access and affordability, create healthier communities, and put a healthy mind, body and environment within reach of everyone, everywhere. We are blending our heart, science and ingenuity to profoundly change the trajectory of health for humanity.

NON-GAAP FINANCIAL MEASURES:
*Operational sales growth excluding the impact of translational currency, adjusted operational sales growth excluding the net impact of acquisitions and divestitures and translational currency, as well as adjusted net earnings, adjusted diluted earnings per share and adjusted operational diluted earnings per share excluding after-tax intangible amortization expense and special items, are non-GAAP financial measures and should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Except for guidance measures, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the accompanying financial schedules of the earnings release and the Investors section of the company's website at quarterly-results.

Copies of the financial schedules accompanying this earnings release are available on the Company’s website at quarterly-results. These schedules include supplementary sales data, a condensed consolidated statement of earnings, reconciliations of non-GAAP financial measures, and sales of key products/franchises. Additional information on Johnson & Johnson, including adjusted income before tax by segment, a pharmaceutical pipeline of selected compounds in late stage development and a copy of today’s earnings call presentation can also be found in the Investors section of the Company's website at quarterly-results.

NOTE TO INVESTORS CONCERNING FORWARD-LOOKING STATEMENTS:
This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things: future operating and financial performance, product development, market position and business strategy. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson. Risks and uncertainties include, but are not limited to: risks related to the impact of the COVID-19 global pandemic, such as the scope and duration of the outbreak, government actions and restrictive measures implemented in response, material delays and cancellations of medical procedures, supply chain disruptions and other impacts to the business, or on the Company’s ability to execute business continuity plans, as a result of the COVID-19 pandemic, economic factors, such as interest rate and currency exchange rate fluctuations; competition, including technological advances, new products and patents attained by competitors; challenges inherent in new product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new and existing products; challenges to patents; the impact of patent expirations; the ability of the Company to successfully execute strategic plans; the impact of business combinations and divestitures; manufacturing difficulties or delays, internally or within the supply chain; product efficacy or safety concerns resulting in product recalls or regulatory action; significant adverse litigation or government action, including related to product liability claims; changes to applicable laws and regulations, including tax laws and global health care reforms; trends toward health care cost containment; changes in behavior and spending patterns of purchasers of health care products and services; financial instability of international economies and legal systems and sovereign risk; increased scrutiny of the health care industry by government agencies. A further list and descriptions of these risks, uncertainties and other factors can be found in Johnson & Johnson's Annual Report on Form 10-K for the fiscal year ended January 3, 2021 including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” in the Company’s most recently filed Quarterly Report on Form 10-Q and the Company’s subsequent filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. Any forward-looking statement made in this release speaks only as of the date of this release. Johnson & Johnson does not undertake to update any forward-looking statement as a result of new information or future events or developments.

Press Contacts:	Investor Contacts:
Courtney Dugan	Jennifer McIntyre	Sarah Wood	Lisa Romanko
(347) 452-1061	(732) 524-3922	(732) 524-2617	(732) 524-2034